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                       West Marine Finance Company, Inc.

                                  $40,000,000



              6.85% Senior Guaranteed Notes due December 23, 2004



                                 ______________

                            Note Purchase Agreement


                                 _____________



                         Dated as of December 22, 1997


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

                               TABLE OF CONTENTS

                         (Not a part of the Agreement)


SECTION                                HEADING                                         PAGE

Section 1.            Authorization of Notes...........................................  1


Section 2.            Sale and Purchase of Notes.......................................  1

   Section 2.1.          Sales and Purchase of Notes...................................  1
   Section 2.2.          Parent Guaranty and Subsidiary Guaranty.......................  2
   Section 2.3.          Release of Subsidiary Guaranty................................  2

Section 3.            Closing..........................................................  3

Section 4.            Conditions to Closing............................................  3

   Section 4.1.          Representations and Warranties................................  3
   Section 4.2.          Performance; No Default.......................................  3
   Section 4.3.          Compliance Certificates.......................................  4
   Section 4.4.          Parent Guaranty; Subsidiary Guaranty; Credit Agreement........  4
   Section 4.5.          Opinions of Counsel...........................................  4
   Section 4.6.          Purchase Permitted By Applicable Law, Etc.....................  5
   Section 4.7.          Sale of Other Notes...........................................  5
   Section 4.8.          Payment of Special Counsel Fees...............................  5
   Section 4.9.          Private Placement Number......................................  5
   Section 4.10.         Changes in Corporate Structure................................  5
   Section 4.11.         Proceedings and Documents.....................................  6
   Section 4.12.         Consent of Holders of Other Securities........................  6

Section 5.            Representations and Warranties of the Company....................  6

   Section 5.1.          Organization; Power and Authority.............................  6
   Section 5.2.          Authorization, Etc............................................  6
   Section 5.3.          Organization and Ownership of Shares of Subsidiaries..........  6
   Section 5.4.          Compliance with Laws, Other Instruments, Etc..................  6
   Section 5.5.          Governmental Authorizations, Etc..............................  7
   Section 5.6.          Litigation; Observance of Agreements, Statutes and Orders.....  7
   Section 5.7.          Taxes.........................................................  7
   Section 5.8.          Title to Property; Leases.....................................  7

                                      -2-
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

   Section 5.9.          Licenses, Permits, Etc........................................  8
   Section 5.10.         Compliance with ERISA.........................................  8
   Section 5.11.         Private Offering by the Company...............................  8
   Section 5.12.         Use of Proceeds; Margin Regulations...........................  8
   Section 5.13.         Existing Indebtedness; Future Liens...........................  8

Section 6.            Representations of the Purchaser.................................  8

   Section 6.1.          Purchase for Investment.......................................  8
   Section 6.2.          Source of Funds...............................................  9

Section 7.            Prepayment of the Notes.......................................... 10

   Section 7.1.          Required Prepayments.......................................... 10
   Section 7.2.          Optional Prepayments with Make-Whole Amount................... 10
   Section 7.3.          Prepayment of Notes upon Change of Control.................... 11
   Section 7.4.          Allocation of Partial Prepayments............................. 12
   Section 7.5.          Maturity; Surrender, Etc...................................... 12
   Section 7.6.          Purchase of Notes............................................. 13
   Section 7.7.          Make-Whole Amount............................................. 13

Section 8.            Affirmative Covenants of the Company............................. 14

   Section 8.1.          Compliance with Law........................................... 14
   Section 8.2.          Insurance..................................................... 14
   Section 8.3.          Maintenance of Properties..................................... 15
   Section 8.4.          Payment of Taxes and Claims................................... 15
   Section 8.5.          Corporate Existence, Etc...................................... 15
   Section 8.6.          Nature of Business............................................ 15
   Section 8.7.          Notes to Rank Pari Passu...................................... 15
   Section 8.8.          Mergers and Consolidations and Sales of Assets................ 16
   Section 8.9.          Delivery of Certain Closing Documentation Following the
                         Closing Date.................................................. 16

Section 10.           Remedies on Default, Etc......................................... 19

   Section 10.1.         Acceleration.................................................. 19
   Section 10.2.         Other Remedies................................................ 20
   Section 10.3.         Rescission.................................................... 20
   Section 10.4.         No Waivers or Election of Remedies, Expenses, Etc............. 20

Section 11.           Registration; Exchange; Substitution of Notes.................... 20

   Section 11.1.         Registration of Notes......................................... 20

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

   Section 11.2.         Transfer and Exchange of Notes................................ 21
   Section 11.3.         Replacement of Notes.......................................... 21

Section 12.           Payments on Notes................................................ 22

   Section 12.1.         Place of Payment.............................................. 22
   Section 12.2.         Home Office Payment........................................... 22

Section 13.           Expenses, Etc.................................................... 22

   Section 13.1.         Transaction Expenses.......................................... 22
   Section 13.2.         Survival...................................................... 23

Section 14.           Survival of Representations and Warranties; Entire Agreement..... 23

Section 15.           Amendment and Waiver............................................. 23

   Section 15.1.         Requirements.................................................. 23
   Section 15.2.         Solicitation of Holders of Notes.............................. 24
   Section 15.3.         Binding Effect, Etc........................................... 24
   Section 15.4.         Notes Held by Company, Etc.................................... 24

Section 16.           Notices.......................................................... 25

Section 17.           Reproduction of Documents........................................ 25

Section 18.           Substitution of Purchaser........................................ 26

Section 19.           Miscellaneous.................................................... 26

   Section 19.1.         Successors and Assigns........................................ 26
   Section 19.2.         Payments Due on Non-Business Days............................. 26
   Section 19.3.         Severability.................................................. 26
   Section 19.4.         Construction.................................................. 26
   Section 19.5.         Counterparts.................................................. 26
   Section 19.6.         Governing Law................................................. 27

Signature.............................................................................. 27

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


Section 9.            Events of Default................................................ 16

Section 10.           Remedies on Default, Etc......................................... 19

   Section 10.1.         Acceleration.................................................. 19
   Section 10.2.         Other Remedies................................................ 20
   Section 10.3.         Rescission.................................................... 20
   Section 10.4.         No Waivers or Election of Remedies, Expenses, Etc............. 20

Section 11.           Registration; Exchange; Substitution of Notes.................... 20

   Section 11.1.         Registration of Notes......................................... 20
   Section 11.2.         Transfer and Exchange of Notes................................ 21
   Section 11.3.         Replacement of Notes.......................................... 21

Section 12.           Payments on Notes................................................ 22

   Section 12.1.         Place of Payment.............................................. 22
   Section 12.2.         Home Office Payment........................................... 22

Section 13.           Expenses, Etc.................................................... 22

   Section 13.1.         Transaction Expenses.......................................... 22
   Section 13.2.         Survival...................................................... 23

Section 14.           Survival of Representations and Warranties; Entire Agreement..... 23

Section 15.           Amendment and Waiver............................................. 23

   Section 15.1.         Requirements.................................................. 23
   Section 15.2.         Solicitation of Holders of Notes.............................. 24
   Section 15.3.         Binding Effect, Etc........................................... 24
   Section 15.4.         Notes Held by Company, Etc.................................... 24

Section 16.           Notices.......................................................... 25

Section 17.           Reproduction of Documents........................................ 25

Section 18.           Substitution of Purchaser........................................ 26

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

Section 19.           Miscellaneous.................................................... 26

   Section 19.1.         Successors and Assigns........................................ 26
   Section 19.2.         Payments Due on Non-Business Days............................. 26
   Section 19.3.         Severability.................................................. 26
   Section 19.4.         Construction.................................................. 26
   Section 19.5.         Counterparts.................................................. 26
   Section 19.6.         Governing Law................................................. 27
Signature.............................................................................. 27

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

Schedule A      ---      Information Relating To Purchasers

Schedule B      ---      Defined Terms

Schedule 4.10   ---      Changes in Corporate Structure

Exhibit 1       ---      Form of 6.85% Senior Guaranteed Note due December 23, 2004

Exhibit 2       ---      Form of Parent Guaranty

Exhibit 3       ---      Form of Subsidiary Guaranty

Exhibit 4.4(a)  ---      Form of Opinion of Special Counsel for the Company and the Parent Guarantor

Exhibit 4.4(b)  ---      Form of Opinion of Special Counsel for the Purchasers

                       WEST MARINE FINANCE COMPANY, INC.
                              500 WESTRIDGE DRIVE
                      WATSONVILLE, CALIFORNIA  95076-4100

              6.85% Senior Guaranteed Notes due December 23, 2004


                                                   Dated as of December 22, 1997


TO THE PURCHASER LISTED IN THE ATTACHED
 SCHEDULE A WHO IS A SIGNATORY HERETO:

Ladies and Gentlemen:

          WEST MARINE FINANCE COMPANY, INC. a California corporation (the "Company"), hereby agrees with you as follows:

SECTION 1.    AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $40,000,000 aggregate principal amount of its 6.85% Senior Guaranteed Notes due December 23, 2004 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to SECTION 11 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in EXHIBIT 1 with such changes therefrom, if any, as may be approved by you and the Company in accordance with SECTION 15.1. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a SCHEDULE or an EXHIBIT attached to this Agreement.

SECTION 2.    SALE AND PURCHASE OF NOTES; SECURITY.

          Section 2.1. Sales and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in SECTION 3, Notes in the principal amount specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in SCHEDULE A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

          Section 2.2. Parent Guaranty and Subsidiary Guaranty. Without limiting SECTION 4.8 of the Parent Guaranty, the payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement and the Other Agreements will be absolutely and unconditionally guaranteed by the Parent Guarantor pursuant to the Parent Guaranty Agreement substantially in the form of EXHIBIT 2 attached hereto and made a part hereof (as the same may be amended, modified, extended or renewed (the "Parent Guaranty") and the payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement and the Other Agreements will be absolutely and unconditionally guaranteed by the existing Subsidiaries of the Parent Guarantor which are listed as guarantors on Schedule 2.4 to the Parent Guaranty (together with any other Subsidiary which may from time to time become a party to the Subsidiary Guaranty, collectively the "Subsidiary Guarantors") pursuant to a Guaranty Agreement substantially in the form of EXHIBIT 3 attached hereto and made a part hereof (as the same may be amended, modified, extended or renewed, the "Subsidiary Guaranty").

     If at any time the Parent Guarantor creates or acquires any Subsidiary after the date of the Closing, then and in such event the Parent Guarantor shall cause such Subsidiary to enter into the Subsidiary Guaranty. Any such additional Guaranty or security shall be given to the holders of the Notes pursuant to SECTION 4.8 of the Parent Guaranty.

          Section 2.3. Release of Subsidiary Guaranty. (a) The holders of the Notes acknowledge and agree that such holders will discharge and release the Subsidiary Guaranty pursuant to the request of the Parent Guarantor, provided that the Bank Lenders simultaneously discharge in the same manner and to the same extent the Guaranties of Subsidiaries delivered pursuant to the Bank Credit Agreement, and provided further that in the event any Guaranty is thereafter required to be delivered by any Subsidiary pursuant to the Bank Credit Agreement, then the Parent Guarantor shall cause such Subsidiary then and thereupon to comply with the requirements of SECTION 4.8 of the Parent Guaranty. Without limiting the foregoing, the Parent Guarantor may request the release of a Subsidiary from the Subsidiary Guaranty if such Subsidiary is merged or consolidated with or into another Subsidiary of the Parent Guarantor, provided that the surviving Subsidiary shall confirm in writing its obligations under and pursuant to the Subsidiary Guaranty and the Bank Lenders shall have simultaneously released such Subsidiary from the terms of any Guaranty delivered pursuant to the Bank Credit Agreement.

       (b) Neither the Parent Guarantor nor any of its Subsidiaries (including, without limitation, the Company) or any Affiliate will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Indebtedness as consideration for or as an inducement to their release of the Subsidiary Guaranty, unless such remuneration is concurrently offered and paid on the same terms, to the holders of all Notes then outstanding.

       (c) Nothing contained in this Agreement, including without limitation this SECTION 2.3, shall be deemed or construed in any manner whatsoever to obligate the holders of the Notes to release and discharge the Parent Guaranty, which shall be and remain an absolute and unconditional guaranty as therein contemplated until payment in full of the Notes and satisfaction of the obligations of the Parent Guarantor and the Company hereunder and thereunder, as the case may be.

SECTION 3.    Closing.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois, at 10:00 a.m. Chicago time, at a closing (the "Closing") on December 23, 1997 or on such other Business Day thereafter on or prior to December 30, 1997 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 14870-03268 at Bank of America (ABA#E121-000-358), 101 Park Center Plaza, Dept. 1478, San Jose, California 95113. If at the Closing the Company shall fail to tender such Notes to you as provided above in this SECTION 3, or any of the conditions specified in SECTION 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.    Conditions to Closing.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

       Section 4.1. Representations and Warranties. (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

       (b) The representations and warranties of the Parent Guarantor in the Parent Guaranty shall be correct when made and at the time of the Closing.

       (c) The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

       Section 4.2. Performance; No Default. (a) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by SECTION 5.12), no Default or Event of Default shall have occurred and be continuing. The Company shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by SECTION 8 had such SECTION applied since such date.

       (b) The Parent Guarantor shall have performed and complied with all agreements and conditions contained in the Parent Guaranty required to be performed and complied with by it prior to or at the Closing, and after giving effect to the issuance and sale of the Notes (and the application of the proceeds thereof as contemplated by SECTION 5.12), no Default or Event of Default shall have occurred and be continuing. Neither the Parent Guarantor nor any Subsidiary shall have entered into any transactions since the date of the Memorandum that would have been prohibited by Sections 4 and 5 of the Parent Guaranty had such Sections applied since such date.

       Section 4.3.  Compliance Certificates.

       (a) Officer's Certificate. (i) The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in SECTIONS 4.1(a), 4.2(a) and 4.10(a) have been fulfilled.

       (ii) The Parent Guarantor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in SECTIONS 4.1(b), 4.2(b) and 4.10(b) have been fulfilled.

       (iii) Each Subsidiary Guarantor shall have delivered to you a certificate of an authorized officer, dated the date of the Closing, certifying that the conditions specified in SECTION 4.1(c) have been fulfilled with respect to such Subsidiary Guarantor.

       (b) Secretary's Certificate. (i) The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

       (ii) The Parent Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Parent Guaranty.

       (iii) Each Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

       Section 4.4. Parent Guaranty; Subsidiary Guaranty; Credit Agreement. The Parent Guaranty, Subsidiary Guaranty and the Bank Credit Agreement shall have been duly executed and delivered by the parties thereto, shall be in full force and effect, shall be in form and substance satisfactory to you and you shall have received true, correct and complete copies of each thereof.

       Section 4.5. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Robertson, Lewis & Deckard, counsel for the Parent Guarantor and its Subsidiaries (including, without limitation, the Company), covering the matters set forth in EXHIBIT 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Parent Guarantor and the Company each hereby instructs its counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in EXHIBIT 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

       Section 4.6. Purchase Permitted By Applicable Law, Etc. On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

       Section 4.7.  Sale of Other Notes.  Contemporaneously with the
Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in SCHEDULE A.

       Section 4.8. Payment of Special Counsel Fees. Without limiting the provisions of SECTION 13.1, the Company or the Parent Guarantor shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in SECTION 4.5 to the extent reflected in a statement of such counsel rendered to the Company or the Parent Guarantor at least three Business Days prior to the Closing.

       Section 4.9. Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

       Section 4.10. Changes in Corporate Structure. (a) Except as specified in SCHEDULE 4.10, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 2.5 to the Parent Guaranty.

       (b) Except as specified in SCHEDULE 4.10, the Parent Guarantor shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 2.5 of the Parent Guaranty.

       Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

       Section 4.12. Consent of Holders of Other Securities. Any consents or approvals required to be obtained from any holder or holders of any outstanding Security of the Parent Guarantor and any amendments or agreements pursuant to which any Securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby on the date of the Closing shall have been obtained and all such consents or amendments shall be satisfactory in form and substance to you and your special counsel.

Section 5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to you that:


          Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

          Section 5.2. Authorization, Etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 5.3. Organization and Ownership of Shares of Subsidiaries. The Company has no Subsidiaries.

          Section 5.4. Compliance with Laws, Other Instruments, Etc. (a) The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

       (b) The Notes and all other obligations under this Agreement of the Company are direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other existing unsecured Indebtedness of the Company (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Company.

       (c) All obligations under the Subsidiary Guaranties are direct and unsecured obligations of the Subsidiary Guarantors ranking pari passu as against the assets of the Subsidiary Guarantors with all other present and future unsecured Indebtedness (actual or contingent) of the Subsidiary Guarantors which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Subsidiary Guarantors.

       Section 5.5. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

       Section 5.6. Litigation; Observance of Agreements, Statutes and Orders.

       (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority.

       (b) The Company is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority nor is it in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority.

       Section 5.7. Taxes. The Company has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and, to its knowledge, all other taxes and assessments levied upon it or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent.

       Section 5.8. Title to Property; Leases. The Company has good and sufficient title to its properties that individually or in the aggregate are Material.

       Section 5.9. Licenses, Permits, Etc. The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

          Section 5.10. Compliance with ERISA. The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to
Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this SECTION 5.10 is made in reliance upon and subject to the accuracy of your representation in SECTION 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

          Section 5.11. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 75 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

          Section 5.12. Use of Proceeds; Margin Regulations. The Company will on the date of Closing remit the proceeds of the sale of the Notes to the Parent Guarantor which will apply such proceeds to the refinancing of existing bank Indebtedness and to general corporate purposes.

          Section 5.13. Existing Indebtedness; Future Liens. (a) SCHEDULE 5.13 sets forth a complete and correct list of all outstanding Indebtedness of the Company as of the date of the Closing. The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

       (b) The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 5.6 of the Parent Guaranty.

Section 6.    REPRESENTATIONS OF THE PURCHASER.

          Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

          Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

            (f) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to an employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account;

            (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b), (c) or
(e) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this SECTION 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.    PREPAYMENT OF THE NOTES.

          Section 7.1. Required Prepayments. On December 23, 2000 and on each December 23 thereafter to and including December 23, 2003 the Company will prepay $8,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium; provided that upon any partial prepayment of the Notes pursuant to SECTION 7.2 or purchase of the Notes permitted by SECTION 7.6 the principal amount of each required prepayment of the Notes becoming due under this SECTION 7.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

          Section 7.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this SECTION 7.2 not less than 30 days and not more than 90 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with SECTION 7.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

          Section 7.3. Prepayment of Notes upon Change of Control. (a) In the event that a Responsible Officer of the Company or the Parent Guarantor has knowledge of the occurrence of any Change of Control, the Company will give written notice (the "Company Notice") of such fact in the manner provided in
SECTION 16 hereof to the holders of the Notes. The Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event no later than five Business Days following knowledge of such Responsible Officer thereof. The Company Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) make reference to this SECTION 7.3 and the right of the holders of the Notes to require prepayment of the Notes on the terms and conditions provided for in this
SECTION 7.3, (iii) offer in writing to prepay the outstanding Notes, together with accrued interest to the date of prepayment, but without Make-Whole Amount, and (iv) specify a date for such prepayment (the "Change of Control Prepayment Date"), which Change of Control Prepayment Date shall be not more than 60 days nor less than 45 days following the date of such Company Notice. Each holder of the then outstanding Notes (in this case only, "holder" in respect of any Note registered in the name of nominee for a disclosed beneficial owner shall mean such beneficial owner) shall have the right to accept such offer and require prepayment of the Notes held by such holder in full by written notice to the Company (a "Noteholder Notice") given, subject always to the next following sentence of this SECTION 7.3, not later than 25 days after receipt of the Company Notice. Without limiting the foregoing, the Company shall, not more than 15 days nor less than 10 days following the date of such Company Notice, send a second written notice (a "Secondary Company Notice") with respect to the occurrence of such Change of Control, to which Secondary Company Notice shall be attached a true, correct and complete copy of the Company Notice, and confirm in such Secondary Company Notice that each such holder of the Notes must accept or decline such offer of prepayment of the Notes within the limitations provided in the Company Notice attached to such Secondary Company Notice. The Company shall on the Change of Control Prepayment Date prepay in full all of the Notes held by holders which have so accepted such offer of prepayment. It is understood and agreed by the Company and each holder of the Notes by its acceptance thereof that any such holder may decline any such offer of prepayment and that the failure of any such offer to accept or decline any such offer for prepayment shall be deemed to be the election of any such holder to decline such prepayment. The prepayment price of the Notes payable upon the occurrence of any Change of Control shall be an amount equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment but without Make-Whole Amount.

       (b)(i) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Company Notice herein required as a result of the occurrence of a Change of Control, each holder of the Notes shall have the right by delivery of written notice to the Company to require the Company to prepay, and the Company will prepay, such holder's Notes in full, together with accrued interest thereon to the date of prepayment, but without the Make-Whole Amount. Notice of any required prepayment pursuant to this SECTION 7.3(b)(i) shall be delivered by any holder of the Notes which was entitled to, but did not receive, such Company Notice to the Company after such holder has actual knowledge of such Change of Control. On the date (the "Change of Control Delayed Prepayment Date") designated in such holder's notice (which shall be not more than 30 days nor less than 10Edays following the date of such holder's notice), the Company shall prepay in full all of the Notes held by such holder, together with accrued interest thereon to the date of prepayment, but without the Make-Whole Amount. If the holder of any Note gives any notice pursuant to this SECTION 7.3(b)(i), the Company shall give a Company Notice within three Business Days of receipt of such notice and identify the Change of Control Delayed Prepayment Date to all other holders of the Notes and each of such other holders shall then and thereupon have the right to accept the Company's offer to prepay the Notes held by such holder in full and require prepayment of such Notes by delivery of a Noteholder Notice within 20 days following receipt of such Company Notice; provided only that any date for prepayment of such holder's Notes shall be the Change of Control Delayed Prepayment Date. On the Change of Control Delayed Prepayment Date, the Company shall prepay in full the Notes of each holder thereof which has accepted such offer of prepayment at a prepayment price equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, but without the Make-Whole Amount.

       (ii) Compliance with the provisions of this SECTION 7.3(b) shall not be deemed to constitute a waiver of, or consent to, any Default or Event of Default caused by any violation of the provisions of SECTION 7.3(a).

          Section 7.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to SECTION 7.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to SECTION 7.3 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

          Section 7.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this SECTION 7, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 7.6. Purchase of Notes. The Company will promptly cancel all Notes acquired by the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company) or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

          Section 7.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to SECTION 7.2 or has become or is declared to be immediately due and payable pursuant to SECTION 10.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page USDO of the Bloomberg Financial Markets Services Screen (or, if not available, any other national recognized trading screen reporting on-line intraday trading in the U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by
     (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such

     Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to SECTION 7.2 or 10.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     SECTION 7.2 or has become or is declared to be immediately due and payable pursuant to SECTION 10.1, as the context requires.

Section 8.    AFFIRMATIVE COVENANTS OF THE COMPANY.

     The Company covenants that so long as any of the Notes are outstanding:

          Section 8.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 8.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          Section 8.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this SECTION 8.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 8.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claim for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary; provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          Section 8.5. Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to
SECTION 8.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

          Section 8.6. Nature of Business. Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company on the date of this Agreement.

          Section 8.7. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.

          Section 8.8. Mergers and Consolidations and Sales of Assets. The Company will not consolidate with or be a party to a merger with any other Person, or sell, lease or otherwise dispose of all or substantially all of its assets; provided that the Company may consolidate or merge with or into any other corporation if (a)the corporation which results from such consolidation or merger (the "surviving corporation") is organized under the laws of any state of the United States or the District of Columbia, (b) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement to be performed or observed by the Company are expressly assumed in writing by the surviving corporation and the surviving corporation shall furnish to the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (c) the Parent Guarantor confirms in writing its obligations under the Parent Guaranty, (d) each Subsidiary Guarantor confirms in writing its obligations under and pursuant to the Subsidiary Guaranty, and (e) at the time of such consolidation or merger and immediately after giving effect thereto, no Default or Event of Default would exist.

          Section 8.9. Delivery of Certain Closing Documentation Following the Closing Date. Not later than 60 days following the Closing Date, the Company shall have caused to be delivered to the holders of the Notes and Chapman and Cutler, all such corporate good standing certificates and other legal proceeding materials not delivered on the Closing Date, the non-delivery of which good standing certificates and other legal proceeding materials would not, in any event, have a Material effect.

Section 9.    EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in SECTION 8.8 or the Parent Guarantor defaults in the performance of or compliance with any term contained in SECTION 4.8 or in SECTIONS 5.1 through 5.9 of the Parent Guaranty; or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs
     (a), (b) and (c) of this SECTION 9) or the Parent Guarantor defaults in the performance of or compliance with any term contained in the Parent Guaranty (other than those referred to in paragraph (c) of this SECTION 9) and in any such case such default is not remedied within 30 days after the earlier of (i) a Responsible Officer of the Parent Guarantor obtaining actual knowledge of such default and (ii) the Parent Guarantor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of SECTION 9); or

            (e) any representation or warranty made in writing by or on behalf of the Company or the Parent Guarantor or by any officer of the Company or the Parent Guarantor in this Agreement or in the Parent Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Parent Guarantor or any Subsidiary (including, without limitation, the Company) is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Parent Guarantor or any Subsidiary (including, without limitation, the Company) is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment; or

            (g) The Parent Guaranty shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that such Parent Guaranty is invalid, void or unenforceable or the Parent Guarantor shall contest or deny in writing the enforceability of any of its obligations under the Parent Guaranty; or

            (h) The Subsidiary Guaranty shall cease to be in full force and effect for any reason whatsoever with respect to one or more of the Subsidiary Guarantors, including, without limitation, a determination by any Governmental Authority that any Subsidiary Guaranty is invalid, void or unenforceable with respect to one or more of the Subsidiary Guarantors or the Subsidiary Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under the Subsidiary Guaranty, but excluding the Subsidiary Guaranty ceasing to be in full force and effect in accordance with and pursuant to the express provisions of SECTION 2.3; or

            (i) the Parent Guarantor or any Subsidiary (including, without limitation, the Company) (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
     (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or
     (vi) takes corporate action for the purpose of any of the foregoing; or

            (j) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company), a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company), or any such petition shall be filed against the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company) and such petition shall not be dismissed within 60 days; or

            (k) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Parent Guarantor and its Subsidiaries (including, without limitation, the Company) and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay and have a Material Adverse Effect; or

            (l) if (i)any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA
     Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent Guarantor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Parent Guarantor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Parent Guarantor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Parent Guarantor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent Guarantor or any Subsidiary thereunder; and any such event or events described in clauses
     (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in SECTION 9(l), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section3 of ERISA.

Section 10.   Remedies on Default, Etc.

          Section 10.1. Acceleration. (a)If an Event of Default with respect to the Parent Guarantor or the Company described in paragraph (i) or (j) of SECTION 9 (other than an Event of Default described in clause (i) of paragraph (i) or described in clause (vi) of paragraph (i) by virtue of the fact that such clause encompasses clause (i) of paragraph (i)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

       (b) If any other Event of Default has occurred and is continuing, any holder or holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company and the Parent Guarantor, declare all the Notes then outstanding to be immediately due and payable.

       (c) If any Event of Default described in paragraph (a) or (b) of
SECTION 9 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company and the Parent Guarantor, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Note's becoming due and payable under this SECTION 10.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company and the Parent Guarantor acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company or the Parent Guarantor (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          Section 10.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under SECTION 10.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

          Section 10.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of SECTION 10.1, the holders of not less than 66-2/3% in principal amount of the Notes then outstanding, by written notice to the Company and the Parent Guarantor, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to SECTION 15, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this SECTION 10.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

          Section 10.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under SECTION 13, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this SECTION 10, including, without limitation, reasonable attorney's fees, expenses and disbursements.

Section 11.  Registration; Exchange; Substitution of Note's.

          Section 11.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          Section 11.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and within 5 Business Days of receipt of such Note or instrument of transfer, as the case may be, deliver, at the CompanyOs expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of EXHIBIT 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in SECTION 6.2.

          Section 11.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least

     $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and within 5 Business Day of receipt of such evidence deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 12.   Payments on Notes.

          Section 12.1. Place of Payment. Subject to SECTION 12.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Watsonville, California at the principal office of the Company. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          Section 12.2. Home Office Payment. So long as you or your nominee shall be the registered holder of any Note, and notwithstanding anything contained in SECTION 12.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to SECTION
12.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to SECTION 11.2. The Company will afford the benefits of this SECTION
12.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this SECTION 12.2.

Section 13.   Expenses, Etc.

          Section 13.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company agrees to pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty, or by reason of being a holder of any Note, and
(b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Parent Guarantor or any Subsidiary (including, without limitation, the Company) or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes or by the Parent Guaranty or by any Subsidiary Guaranty. The Company and the Parent Guarantor jointly and severally agree to pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

          Section 13.2.  Survival.  The obligations of the Company under this
SECTION 13 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty, and the termination of this Agreement.

Section 14.  Survival of Representations and Warranties; Entire Agreement.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Parent Guarantor pursuant to this Agreement shall be deemed representations and warranties of the Company or the Parent Guarantor, as the case may be, under this Agreement or the Parent Guaranty, as the case may be. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 15.   Amendment and Waiver.

          Section 15.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company, the Parent Guarantor and the Required Holders, except that (a) no amendment or waiver of any of the provisions of SECTION 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of SECTION 10 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of SECTIONS 7, 9(a), 9(b), 10 or 15.

              Section 15.2.  Solicitation of Holders of Notes.

       (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 15 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

       (b) Payment. Neither the Company nor any of its Subsidiaries will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          Section 15.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this SECTION 15 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and the Parent Guarantor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company) and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          Section 15.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Parent Guarantor or any of its Subsidiaries (including, without limitation, the Company) or any of the Affiliates of the Parent Guarantor shall be deemed not to be outstanding.

Section 16.   Notices.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Company and the Parent Guarantor in writing,

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company and the Parent Guarantor in writing,

            (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Vice President of Finance, Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, or

            (iv) if to the Parent Guarantor, to the Parent Guarantor at 500 Westridge Drive, Watsonville, California 95076-4100, to the attention of Vice President of Finance, Chief Financial Officer, or at such other address as the Parent Guarantor shall have specified to the holder of each
     Note in writing.

Notices under this SECTION 16 will be deemed given only when actually received.

Section 17.   Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This SECTION 17 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 18.   Substitution of Purchaser.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Parent Guarantor, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in SECTION 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this SECTION 18), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Parent Guarantor of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this SECTION 18), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

Section 19.   Miscellaneous.

          Section 19.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 19.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

          Section 19.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 19.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Section 19.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          SECTION 19.6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF CALIFORNIA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                   * * * * *

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you, the Company and the Parent Guarantor.

                                     Very truly yours,

                                     West Marine Finance Company, Inc.

                                     By

                                     [Title]



Accepted as of ____________________.

                                     [Variation]



                                     By
                                       _____________________________________
                                       Its

       Name and Address                                   Principal Amount
          of Purchaser                                      of Notes to be
                                                              Purchased


THE TRAVELERS INSURANCE COMPANY                               $7,000,000
One Tower Square
Hartford, Connecticut  06183-2030
Attention:  Investment Group - Private Placements
Telecopy:  (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, premium or interest") to:


     The Travelers Insurance Company -- Consolidated Private
      Placement Account No. 910-2-587434
     The Chase Manhattan Bank, N.A
     One Chase Manhattan Plaza
     New York, New York  10081
     ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:


     The Travelers Insurance Company
     One Tower Square
     Hartford, Connecticut  06183-2030
     Attention:  Investment Group - Cashier
     Telecopy:  (860) 277-2299

Name of Nominee in which Notes are to be issued:  TRAL & CO

TAXPAYER I.D. NUMBER:  06-0566090

                                  SCHEDULE A
                          (to Note Purchase Agreement)

          Name and Address                                  Principal Amount
           of Purchaser                                      of Notes to be
                                                               Purchased

THE TRAVELERS INSURANCE COMPANY                                $5,000,000
One Tower Square
Hartford, Connecticut  06183-2030
Attention:  Investment Group - Private Placements
Telecopy:  (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, premium or interest") to:


     The Travelers Insurance Company -- Consolidated Private
      Placement Account No. 910-2-739365
     The Chase Manhattan Bank, N.A
     One Chase Manhattan Plaza
     New York, New York  10081
     ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:


     The Travelers Insurance Company
     One Tower Square
     Hartford, Connecticut  06183-2030
     Attention:  Investment Group - Cashier
     Telecopy:  (860) 277-2299

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0566090

        Name and Address                                   Principal Amount
          of Purchaser                                      of Notes to be
                                                               Purchased

THE TRAVELERS INSURANCE COMPANY                                 $2,000,000
One Tower Square
Hartford, Connecticut  06183-2030
Attention:  Investment Group - Private Placements
Telecopy:  (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, premium or interest") to:


     The Travelers Insurance Company -- Consolidated Private
      Placement Account No. 910-2-720464
     The Chase Manhattan Bank, N.A
     One Chase Manhattan Plaza
     New York, New York  10081
     ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:


     The Travelers Insurance Company
     One Tower Square
     Hartford, Connecticut  06183-2030
     Attention:  Investment Group - Cashier
     Telecopy:  (860) 277-2299

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0566090

          Name and Address                                 Principal Amount
          of Purchaser                                      of Notes to be
                                                             Purchased

CONNECTICUT GENERAL LIFE INSURANCE COMPANY                    $9,000,000
c/o CIGNA Investments, Inc.                               (Three separate Notes
900 Cottage Grove Road                                     each in the amount of
Hartford, Connecticut  06152-2307                               $3,000,000)
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:


     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=[West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7; (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:


     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:


     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

          Name and Address                                 Principal Amount
          of Purchaser                                      of Notes to be
                                                              Purchased

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,                   $3,000,000
 on behalf of one or more separate accounts
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:


     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021

     OBI=[West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004; PPNE95423* AA 7; due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:


     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:


     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

          Name and Address                                 Principal Amount
          of Purchaser                                      of Notes to be
                                                              Purchased

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY                  $9,000,000
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
P. O. Box 1744
Hartford, Connecticut  06114-1744
Facsimile:  (860) 843-4906

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, interest or premium") to:


     Chase Manhattan Bank
     4 New York Plaza
     New York, New York  10004
     ABA #021000021
     Chase NYC/Cust
     A/C #900-9-000200 for F/C/T G 06956 - EBD
     Attention: Bond Interest/Principal - West Marine Finance Company, Inc. due 2004
     PPN# 95423* AA 7 Prin $___________ Int $___________

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:


     Hartford Investment Management Company
     c/o Portfolio Support
     P. O. Box 1744
     Hartford, Connecticut  06114-1744
     Telefacsimile:  (860) 297-8876


Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0838648

          Name and Address                                 Principal Amount
          of Purchaser                                      of Notes to be
                                                              Purchased

COVA FINANCIAL SERVICES LIFE                                  $3,000,000
 INSURANCE COMPANY
c/o Conning Asset Management
P. O. Box 396
St. Louis, Missouri  63166
Attention:  Securities Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, interest or premium") to:


     NORTHERN CHGO/Trust
     ABA #071000152
     Credit wire account #5186041000
     Account 26-02881/COVA Financial Services Life Insurance Company

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:


     Conning Asset Management
     P. O. Box 418
     St. Louis, Missouri  63166
     Attention:  Investment Accounting

     and

     COVA Financial Services Life Insurance Co.
     c/o The Northern Trust Company
     P. O. Box 92996
     Chicago, Illinois  60675

All notices and communications, other than those in respect to payments to be addressed to:


     Conning Asset Management
     P. O. Box 396
     St. Louis, Missouri  63166
     Attention:  Securities Division

     and

     COVA Financial Services Life Insurance Co.
     c/o The Northern Trust Company
     P. O. Box 92996
     Chicago, Illinois  60675

Name of Nominee in which Notes are to be issued:  ELL & CO

Taxpayer I.D. Number:  36-6412623

          Name and Address                                 Principal Amount
          of Purchaser                                      of Notes to be
                                                              Purchased

RGA REINSURANCE COMPANY                                       $2,000,000
c/o Conning Asset Management
P.O. Box 396
St. Louis, Missouri  63166
Attention:  Securities Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "West Marine Finance Company, Inc., 6.85% Senior Guaranteed Notes due 2004, PPNE95423* AA 7, principal, interest or premium") to:


     General American Life Insurance Company
     c/o The Bank of New York
     ABA #021000018
     BNF: IOC566
     ATTN: P & I DEPARTMENT

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:


     Conning Asset Management
     P. O. Box 418
     St. Louis, Missouri  63166
     Attention:  Investment Accounting

     and

     General American Life Insurance Company
     c/o The Bank of New York
     P.O. Box 19266
     Newark, New Jersey  07195

All other notices and communications to be addressed to:


     Conning Asset Management
     P. O. Box 396
     St. Louis, Missouri  63166
     Attention:  Securities Division

     and

     General American Life Insurance Company
     c/o The Bank of New York
     P.O. Box 19266
     Newark, New Jersey  07195

Name of Nominee in which Notes are to be issued:  None

TAXPAYER I.D. NUMBER:  43-1235868

                                 DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Acquiring Person" means a "person" or "group of persons" within the meaning of Sections'13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

     "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Parent Guarantor or any Subsidiary or any corporation of which the Parent Guarantor and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Parent Guarantor.

     "Bank Credit Agreement" shall mean that certain Credit Agreement dated November 24, 1997, between and among the Company and the Bank Lenders, as the same may from time to time be modified, amended, extended, renewed or replaced.

     "Bank Lenders" shall mean Bank of America National Trust & Savings Association, as agent, letter of credit issuing bank and bank, NationsBank of Texas, National Association, as a letter of credit issuing bank and bank, and Fleet National Bank, as a letter of credit issuing bank and bank.

     "Business Day" means (a) for the purposes of SECTION 7.7 of the Note Agreements only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and
(b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or San Francisco, California are required or authorized to be closed.

     "Capitalized Lease" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

                                  SCHEDULE B
                         (to Note Purchase Agreement)

     "Capitalized Rentals" of any Person means as of the date of any determination thereof, without duplication, the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

     "Change of Control" means the earliest to occur of: (a) the date a tender offer or exchange offer results in an Acquiring Person, directly or indirectly, beneficially owning more than 50% of the Voting Stock of the Parent Guarantor then outstanding, or (b) the date an Acquiring Person becomes, directly or indirectly, the beneficial owner of more than 50% of the Voting Stock of the Parent Guarantor then outstanding, or (c) the date of a merger between the Parent Guarantor and any other Person, a consolidation of the Parent Guarantor with any other Person or an acquisition of any other Person by the Parent Guarantor, if immediately after such event, the Acquiring Person shall hold more than 50% of the Voting Stock of the Parent Guarantor outstanding immediately after giving effect to such merger, consolidation or acquisition.

     "Change of Control Delayed Prepayment Date" is defined in SECTION 7.3(b)(i) of the Note Agreements.

     "Change of Control Prepayment Date" is defined in SECTION 7.3(a) of the Note Agreements.

     "Closing" is defined in SECTION 3 of the Note Agreements.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" means West Marine Finance Company, Inc., a California corporation, and its successors and assigns.

     "Company Notice" is defined in SECTION 7.3 of the Note Agreements.

     "Confidential Information" is defined in SECTION 10 of the Parent Guaranty.

     "Consolidated Adjusted Funded Debt" means, without duplication, (a) all Indebtedness of the Parent Guarantor and its Subsidiaries for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including all payments in respect thereof that are required to be made within one year from the date of any determination of Consolidated Adjusted Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Capitalized Rentals of the Parent Guarantor and its Subsidiaries, (c) all Guaranties by the Parent Guarantor and its Subsidiaries of Adjusted Funded Debt of others, and (d) an amount equal to the product derived by multiplying Rentals payable by the Parent Guarantor and its Subsidiaries under Long-Term Leases times six; provided that for the purposes of any computation of Consolidated Adjusted Funded Debt, there shall, in any event, be included any Indebtedness (whether or not characterized as long-term Indebtedness in accordance with GAAP) outstanding under the Bank Credit Agreement or outstanding under any other note, loan or credit agreement entered into by the Parent Guarantor or any of its Subsidiaries with an Institutional Investor or Investors.

     "Consolidated Adjusted Net Capitalization" means as of the date of any determination thereof, without duplication, the sum of (a) Consolidated Adjusted Funded Debt plus (b) Consolidated Net Worth.

     "Consolidated Fixed Charges" for any period means on a consolidated basis, without duplication, the sum of (a) all Rentals payable during such period by the Parent Guarantor and its Subsidiaries under Long-Term Leases, and (b) all Interest Expense on all Indebtedness of the Parent Guarantor and its Subsidiaries payable during such period.

     "Consolidated Net Income" for any period means, without duplication, the after-tax net income or loss, as the case may be, determined on a consolidated basis for the Parent Guarantor and its Subsidiaries, but excluding (a) extraordinary gains) and (b) extraordinary losses (and any taxes or credits on such extraordinary losses), but not excluding losses which the Company accelerates into the period in respect of which the determination of Consolidated Net Income is being made which otherwise would be treated as an ordinary loss but for the decision of the Company to accelerate and treat the same as an extraordinary loss, in any such case all determined in accordance with GAAP.

     "Consolidated Net Income Available for Fixed Charges" for any period means, without duplication, the sum of (a) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (b) all provisions for any federal, state or other income taxes made by the Parent Guarantor and its Subsidiaries during such period and (c) Consolidated Fixed Charges during such period.

     "Consolidated Net Worth" means, as of the date of any determination thereof, without duplication, the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of a deficit) the surplus in retained earnings of the Parent Guarantor and its Subsidiaries as determined in accordance with GAAP.

     "Consolidated Total Assets" means as of the date of any determination thereof, without duplication, total assets of the Parent Guarantor and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes.

     "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent Guarantor under
Section 414 of the Code.

     "Event of Default" is defined in SECTION 9 of the Note Agreements.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

            (a)  the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Parent Guarantor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent Guarantor or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranty" means, with respect to any Person, without duplication, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

            (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to
SECTION 11.1 of the Note Agreements.

     "Indebtedness" with respect to any Person means, at any time, without duplication,

            (a) its liabilities for borrowed money and for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (b) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

            (c) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (d) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

            (e) any Guaranty of such Person with respect to liabilities of others of a type described in any of clauses (a) through (d) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Interest Expense" of the Parent Guarantor and its Subsidiaries for any period means, without duplication, all interest (including the interest component on Rentals on Capitalized Leases) less all interest income for such period.

     "Investments" means, without duplication, all investments, in cash or by delivery of property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Parent Guarantor or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

     "Long-Term Lease" shall mean any lease of real or personal property (other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor of more than three years.

     "Make-Whole Amount" is defined in SECTION 7.7 of the Note Agreements.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Parent Guarantor and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor and its Subsidiaries taken as a whole, or (b) the ability of the Parent Guarantor to perform its obligations under the Parent Guaranty, or
(c) the ability of any Subsidiary Guarantor to perform its respective obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement or the Notes.

     "Memorandum" is defined in SECTION 2.3 of the Guaranty Agreement.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

     "Noteholder Notice" is defined in SECTION 7.3(a) of the Note Agreements.

     "Notes" is defined in SECTION 1 of the Note Agreements.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or the Parent Guarantor, as the case may be, whose responsibilities extend to the subject matter of such certificate.

     "Other Agreements" is defined in SECTION 2 of the Note Agreements.

     "Other Purchasers" is defined in SECTION 2 of the Note Agreements.

     "Parent Guarantor" means West Marine Co., Inc., a Delaware corporation, and its successors and assigns.

     "Parent Guaranty" is defined SECTION 2 of the Note Agreements.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Priority Indebtedness" means, as of the date of any determination thereof, without duplication, (a) all Indebtedness of Subsidiaries (other than (i) Indebtedness of the Company and other Subsidiaries of the Parent Guarantor, if and to the extent the Parent Guarantor's other Subsidiaries shall concurrently with the creation, issuance, assumption, guarantee or incurrence of such Indebtedness comply with the requirements of Section 4.8 of the Parent Guaranty, and (ii) Indebtedness of Subsidiaries other than the Company owing to the Parent Guarantor or to another Subsidiary) and (b) all Indebtedness of the Parent Guarantor and its Subsidiaries secured by Liens within the limitations of
Section 5.6(g) of the Parent Guaranty.

     "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Purchaser" is defined in SECTION 1 of the Note Agreements.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Rentals" means and includes as of the date of any determination, without duplication, thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Parent Guarantor or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Parent Guarantor or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "perentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues. For purposes of any determination hereunder, Rentals shall be reduced by the net Rental received by the Parent Guarantor and its Subsidiaries as lessor or sublessor of any property.

     "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent Guarantor, any of its Subsidiaries (including, without limitation, the Company) or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor, as the case may be, with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Investments" shall mean all Investments, other than:

            (a) Investments by the Parent Guarantor and its Subsidiaries in and to Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Subsidiary;

            (b) Investments in property or assets to be used in the ordinary course of the business of the Parent Guarantor and its Subsidiaries as described in Section 4.6 of the Parent Guaranty;

            (c) receivables arising from the sale of goods and services in the ordinary course of business of the Parent Guarantor and its Subsidiaries;

            (d) Investments in commercial paper of corporations organized under the laws of the United States or any state thereof maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Parent Guarantor or any Subsidiary, is accorded a rating of "A-1" by Standard & Poor's Ratings Group a division of McGraw-Hill, Inc., a New York corporation, and "P-1" by Moody's Investors Service, Inc.;

            (e) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing within twelve months from the date of acquisition thereof;

            (f) Investments in certificates of deposit and time deposits maturing within one year from the date of issuance thereof, issued by a bank or trust company organized under the laws of the United States or any State thereof, having capital and surplus aggregating at least $200,000,000; provided that at the time of acquisition thereof by the Parent Guarantor or a Subsidiary, (i) the senior unsecured long-term debt of such bank or trust company or of the holding company of such bank or trust company is rated "A-" or better by Standard & Poor's Ratings Group a division of McGraw-Hill, Inc., a New York corporation, or "A3" or better by Moody's Investors Service, Inc. or (ii) such Investments are fully insured by the Federal Depository Insurance Corporation;

            (g) Investments in repurchase agreements with respect to any Security described in clause (e) of this definition entered into with a depository institution or trust company acting as principal described in clause (f) of this definition if such repurchase agreements are by their terms to be performed by the repurchase obligor and such repurchase agreements are deposited with a bank or trust company of the type described in clause (f) of this definition;

            (h) Investments in readily-marketable obligations of indebtedness of any state of the United States or any municipality organized under the laws of any State of the United States or any political subdivision thereof which, at the time of acquisition by the Parent Guarantor or any Subsidiary, are accorded either of the two highest ratings by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., a New York corporation, Moody's Investors Service, Inc. or another nationally recognized credit rating agency of similar standard which in any such case mature no later than one year after the date of acquisition thereof; and

            (i) other Investments of the Parent Guarantor and its Subsidiaries not described in the foregoing clauses (a) through (h); provided that the aggregate amount of all such other Investments shall not at any time exceed 20% of Consolidated Net Worth.

     In valuing any Investments for the purpose of applying the limitations set forth in Section 5.8 of the Parent Guaranty, such Investments shall be valued in accordance with GAAP.

     For purposes of Section 5.8 of the Parent Guaranty, at any time when a Person becomes a Subsidiary, all Investments of such Person at such time shall be deemed to have been made by such Person, as a Subsidiary, at such time.

     "Restricted Payments" is defined in Section 5.7 of the Parent Guaranty.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Security" shall have the same meaning as in Section 2(1) of the Securities Act.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent Guarantor, as the case may be.

     "Senior Indebtedness" means Indebtedness of the Company or the Parent Guarantor, as the case may be, which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Company or the Parent Guarantor.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent Guarantor.

     "Subsidiary Guarantors" is defined in SECTION 2.2 of the Note Agreements.

     "Subsidiary Guaranty" is defined in SECTION 2.2 of the Note Agreements.

     "Subsidiary Stock" is defined in Section 5.9(c) of the Parent Guaranty.

     "Voting Stock" means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly-owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interest (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Parent Guarantor and Parent Guarantor's other Wholly-owned Subsidiaries at such time.

                         CHANGES IN CORPORATE STRUCTURE

                                      None


                                 SCHEDULE 4.10
                         (to Note Purchase Agreement)

                                 [FORM OF NOTE]

                       West Marine Finance Company, Inc.

               6.85% Senior Guaranteed Note due December 23, 2004

No. _________                                              Date

$___________                                               PPN 95423* AA7

     For Value Received, the undersigned, West Marine Finance Co, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of California, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars on December 23, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.85% per annum from the date hereof, payable semiannually, on the twenty-third day of June and December in each year, commencing with the June 23 or December 23 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 2% over coupon.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Watsonville, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Guaranteed Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of December 22, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 10 of the Parent Guaranty (hereinafter referred to) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

                                  EXHIBIT 1
                         (to Note Purchase Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of the Parent Guaranty and the Subsidiary Guaranty (as each such term is defined in the Note Purchase Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes, the Company and the Parent Guarantor in respect thereof.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF CALIFORNIA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE WHICH WOULD REQUIRE APPLICATION OF THE LAWS OF THE JURISDICTION OTHER THAN SUCH STATE.

                                     West Marine Finance Company, Inc.



                                     By
                                           [Title]

                                      65